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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          BLUESTAR COMMUNICATIONS GROUP
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             (Exact name of registrant as specified in its charter)


             DELAWARE                                   62-1757987
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


       414 UNION STREET, SUITE 900
          NASHVILLE, TENNESSEE                                    37219
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(Address of principal executive offices)                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                   Name of each exchange on which
      to be so registered                   each class is to be registered

             None                                        None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X}

Securities Act registration statement file number to which this form relates: 333-95699 (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock is set forth under the caption "Description of Capital Stock - Common Stock" contained in the prospectus filed with the Commission on January 31, 2000 as part of the Registrant's Registration Statement on Form S-1 (No. 333-95699) (the "Registration Statement"), and is hereby incorporated by reference in answer to this item.



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ITEM 2.  EXHIBITS.

     The Third Amended and Restated Certificate of Incorporation of BlueStar Communications Group, Inc. (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

     The Amended and Restated Bylaws of BlueStar Communications Group, Inc. (to be filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

     The Specimen Certificate for shares of Common Stock (to be filed as Exhibit
4.1 to the Registration Statement and incorporated herein by reference).


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)    BLUESTAR COMMUNICATIONS GROUP, INC.
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          Date: March 24, 2000
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            By: /s/ Robert E. Dupuis
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                Robert E. Dupuis
                President, Chief Executive Officer and Chairman of the Board